                                                                    Exhibit 10.1

                               MAKEWELL AGREEMENT

         THIS MAKEWELL AGREEMENT (this "AGREEMENT") dated as of August 31, 2004, among MedCap Partners L.P., a Delaware limited partnership ("MEDCAP"), Crdentia Corp., a Delaware corporation ("Crdentia"), Bridge Opportunity Finance, LLC, a Delaware limited liability company ("TERM LENDER"), and Bridge Healthcare Finance, LLC, a Delaware limited liability company ("REVOLVER LENDER"; and collectively with the Term Lender, the "LENDERS").


                              W I T N E S S E T H:
         WHEREAS, MedCap owns in excess of twenty percent (20%) of the voting stock of Crdentia (including the Series C Preferred Stock acquired concurrently herewith) and as such MedCap will derive substantial direct and indirect economic benefit from the Lenders' providing loans and other financial accommodations under the Loan Agreements described below;

         WHEREAS, Crdentia, Baker Anderson Christie, Inc. ("BAKER"), Nurses Network, Inc. ("NURSES NETWORK"), New Age Staffing, Inc. ("NEW AGE"), PSR Nurses, Ltd. ("PSR LTD."), PSR Nurse Recruiting, Inc. ("PSR RECRUITING"), PSR Nurses Holdings Corp. ("PSR HOLDING"), CRDE Corp. ("ACQUISITION SUBSIDIARY"), CPS Acquisition Corporation ("CPS"), and AHHC Acquisition Corporation ("AHHC") (Crdentia, together with Baker, Nurses Network, New Age, PSR Ltd, PSR Recruiting, PSR Holding, Acquisition Subsidiary, CPS and AHHC, each individually and collectively, "BORROWER") have entered into (i) that certain Loan and Security Agreement dated as of June 16, 2004 with the Revolver Lender (as amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING LOAN AGREEMENT"), and (ii) that certain Loan and Security Agreement dated as of August 31, 2004 with the Term Lender and certain other parties (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN AGREEMENT"; and collectively with the Revolving Loan Agreement, the "LOAN AGREEMENTS");

         WHEREAS, in order to induce the Lenders to enter into, and/or perform their obligations under, the Loan Agreements and extend Borrower the financial accommodations contemplated thereby, MedCap has agreed, under certain specific circumstances described herein, to make additional equity investments in Crdentia; and

         WHEREAS, MedCap desires to provide certain assurances to Lenders with respect to the loans as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Loan Agreements. In addition, the following terms shall have the definitions ascribed to them in this SECTION 1:

             (a) "EBITDA SHORTFALL means, with respect to any month, the amount of EBITDA, as reported in the compliance certificate (the "Compliance Certificate") delivered to the Lenders on or before the fifteenth day (15th) day of the immediately following month pursuant to Section 9(c) of the Loan Agreements and , which is less than $0.00 and reported as such negative amount on such Compliance Certificate. For purposes of clarification, such EBITDA Shortfall amount shall be equal to the difference between such negative EBITDA amount, as reported by the Borrower on the Compliance Certificate, and $0.00.

         2. MAKEWELL OBLIGATIONS.

             (a) If Borrower's EBITDA for any month is less than $0.00, then MedCap shall make payment to Crdentia in the amount of the EBITDA Shortfall, by purchase from Crdentia additional shares (to the nearest share) of Crdentia's Series C Preferred Stock at $60.00 per share (as adjusted proportionately for stock splits, stock dividends, recapitalizations and the like of the Series C Preferred Stock) for an aggregate purchase price equal to such EBITDA Shortfall (the "MAKEWELL PAYMENT") (on the same terms and conditions (including the issuance of warrants) as the Series C Preferred Stock being sold to MedCap concurrently herewith; provided that, the terms of the newly acquired Series C Preferred Stock shall be adjusted to reflect any events affecting the terms of the Series C Preferred Stock sold concurrently herewith) within ten (10) days of the Lenders' receipt of the applicable Compliance Certificate reporting the EBITDA Shortfall amount. If Crdentia is unable to sell Series C Preferred Stock to MedCap, it shall sell a series of its preferred stock containing the same terms as the Series C Preferred Stock would be required to contain.

             (b) MedCap hereby agrees that it shall make any such Makewell Payment via federal wire transfer or ACH to the Crdentia Collection Lockbox Account maintained at LaSalle Bank, N.A. (the "CRDENTIA COLLECTIONS ACCOUNT"). The amount of such Makewell Payment to the Crdentia Collections Account shall be swept to the Revolver Lender Concentration Account (such Concentration Account as defined in the Revolving Loan Agreement) and applied to the outstanding Revolving Loans of the Revolver Lender, in accordance with the terms of the Revolving Loan Agreement. MedCap shall make the Makewell Payment as provided herein without any notice or request from the Lenders.

             (c) Each Makewell Payment shall be deemed to cure any applicable Minimum EBITDA violation for the applicable month in respect of which the Makewell Payment causes Borrower to be in pro forma compliance with the Minimum EBITDA financial covenant for such month as determined in accordance with
Section 14(c) of the Loan Agreements.

         3. WAIVER. No course of dealing between Lenders and Borrower, and no act, delay or omission by any Lender in exercising any right or remedy hereunder, shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. If any provision of this Agreement is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

         4. REPRESENTATIONS AND WARRANTIES; COVENANTS. (i) The execution, delivery and performance by MedCap of this Agreement is within its limited partnership powers and has been duly authorized by all necessary limited partnership action on the part of MedCap, (ii) this Agreement is the legal, valid and binding obligation of MedCap enforceable against MedCap in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally) and (iii) neither the execution, delivery nor performance by MedCap of this Agreement (1) violates any law or regulation, or any order or decree of any governmental body other than any laws relating to the issuance of securities, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which MedCap is a party or by which MedCap or any of its property is bound, (3) violates or conflicts with the limited partnership agreement or other organizational documents of MedCap, or (4) requires the consent, approval or authorization of, or declaration or filing with, any Person, except for those already duly obtained.

         5. MODIFICATION, AMENDMENT, DURATION OF OBLIGATION AND ASSIGNMENT. This Agreement may be modified, or amended only by the written agreement of the parties. The obligation of MedCap and Crdentia under this Agreement shall continue until the earlier of (i) the termination of the Loan Agreements and the payment in full in cash of all Obligations (other than contingent indemnification obligations), (ii) the date on which an aggregate of $1,000,000 in Makewell Payments have been made under this Agreement, and (iii) January 25, 2005. MedCap may assign its rights and obligations under this Agreement in whole or in part to a third party "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act) reasonably approved by Crdentia and the Lender, PROVIDED THAT all proceeds to Crdentia of any such investors are paid to Crdentia in accordance with Section 2(b) hereof. For the avoidance of doubt this Agreement is independent of, and is a separate and distinct obligation from, any guaranty or similar agreements among the parties.

         6. PAYMENT OF COSTS AND EXPENSES. Crdentia hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by the Lenders in enforcing this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party, or the non-dismissing party in the even of a voluntary dismissal by the party initiating the action, shall be entitled to receive reasonable attorney's fees, costs and necessary disbursements.

         7. LOAN DOCUMENT. This Agreement shall be deemed to be a Loan Document and Other Agreement for all purposes.

         8. OBLIGATION OF CRDENTIA. Crdentia agrees to notify MedCap on or prior to the same Business Day that it sends a Compliance Certificate to the Lenders of any EBITDA Shortfall with regard to such Compliance Certificate. Crdentia hereby agrees to timely sell to MedCap or such other person as provided herein the Series C Preferred Stock (or such other series of the Company's Preferred Stock) that MedCap is required to acquire under Section 2 on such terms as provided for in Section 2. Such sale shall be pursuant to a subscription agreement with essentially the same terms as the subscription agreement entered into by MedCap and Crdentia in connection with the Series C Preferred Stock being sold concurrently herewith. Crdentia represents and warrants that the sale of any Series C Preferred Stock pursuant to the terms of this Agreement has been duly and validly authorized by all necessary corporate action and that Crdentia has reserved for issuance all of the shares of Series C Preferred Stock as necessary in connection with any such sale. Crdentia represents to MedCap that the EBITDA calculations contained in any Compliance Certificate is accurate.

         9. COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. MEDCAP HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDERS' ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. MEDCAP EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MEDCAP HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MEDCAP BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MEDCAP IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME HAS BEEN POSTED.

         11. WAIVER OF JURY TRIAL. MEDCAP AND LENDERS EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]

                      SIGNATURE PAGE TO MAKEWELL AGREEMENT



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunder duly authorized as of the day and year first above written.

                                        MEDCAP PARTNERS L.P.


                                        By: /s/ C. FRED TONEY
                                            ------------------------------------
                                            Name: C. FRED TONEY
                                            Title: Managing Member of MedCap
                                              Management & Research LLC, the
                                              General Partner of MedCap
                                              Partners L.P.


                                        Address for Notice:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Attn:
                                        Telephone:
                                        Facsimile:



                                        BRIDGE OPPORTUNITY FINANCE, LLC, as
                                          Term Lender


                                        By: /s/ RANDY ABRAHAMS
                                            ------------------------------------
                                            Name: RANDY ABRAHAMS
                                            Title: President and Chief Executive
                                              Officer


                                        Address for Notice:

                                        233 South Wacker Drive
                                        Suite 5350
                                        Chicago, Illinois 60606
                                        Attn:  Chief Credit Officer
                                        Telephone: (312) ________
                                        Facsimile:  (312) 334-4450

                      SIGNATURE PAGE TO MAKEWELL AGREEMENT



                                        BRIDGE HEALTHCARE FINANCE, LLC, as
                                          Revolver Lender


                                        By: /s/ KIM GORDON
                                            ------------------------------------
                                            Name: KIM GORDON
                                            Title: Executive Vice President


                                        Address for Notice:

                                        233 South Wacker Drive
                                        Suite 5350
                                        Chicago, Illinois 60606
                                        Attn:  Chief Credit Officer
                                        Telephone: (312) ________
                                        Facsimile:  (312) 334-4450

                      SIGNATURE PAGE TO MAKEWELL AGREEMENT



                                        CRDENTIA CORP.


                                        By: /s/ JAMES D. DURHAM
                                            ------------------------------------
                                            Name: JAMES D. DURHAM
                                            Title: Chairman and Chief Executive
                                              Officer


                                        Address for Notice:


                                        14114 Dallas Parkway
                                        Dallas, Texas 75254
                                        Attn:  ____________________
                                        Telephone: (___) ___________
                                        Facsimile:  (___) ____________